Exhibit 4.6

      *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                  COMMISSION.

                                 FIRST AMENDMENT

                                       TO

                    AMENDED AND RESTATED OPERATING AGREEMENT

                                       OF

                       VAN DER MOOLEN SPECIALISTS USA, LLC

                            Dated: December 30, 2004

         FIRST AMENDMENT, dated December 30, 2004 (the "Amendment"), to the Amended and Restated Operating Agreement, dated December 1, 2004, (the "Operating Agreement"), of Van der Moolen Specialists USA, LLC, a New York limited liability company (the "Company"), by and among the entity and individuals listed on Schedule A hereto (each, a "Member" and collectively, the "Members").

         WHEREAS, the Company has issued $20,000,000 8% Senior Subordinated Notes, due December 30, 2004 (the "Notes");

         WHEREAS, the Notes are governed by the terms and provisions of that certain Amended and Restated Note Purchase Agreement, dated August 3, 2001, as amended by that certain First Amendment to Note Purchase Agreement, dated March 1, 2002 (as so amended and restated the "Note Purchase Agreement");

         WHEREAS, pursuant to the Note Purchase Agreement, the Company is required to repay $5 million in Notes on the date hereof;

         WHEREAS, in connection with the foregoing repayment, the Members deem it desirable to increase the Company's Stated Capital from $* to $*;

         WHEREAS, in connection with the foregoing increase of the Company's stated capital, each Member shall make a contribution to the capital of the Company in an amount equal to such Member's Profit & Loss Percentage multiplied by $*, except that MBIV shall make a further capital contribution of *% multiplied by $* to fund the Float;

         WHEREAS, the Members wish to provide for the appointment to the Company's Management Committee of persons other than Members of the Company;

         WHEREAS, the Members wish to amend the Operating Agreement of the Company to (i) reflect the Company's Stated Capital being increased from $* to $*, and (ii) effect certain other changes as set forth herein.

      *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                  COMMISSION.

         NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions set forth in this Amendment, the Members hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Operating Agreement.

         2. Each Member agrees to make, and on the date hereof shall make, a contribution to the capital of the Company in the amount set forth opposite its, his or her name below:

                      ----------------------- -----------------
                                              Required Capital
                              Member            Contribution
                      ----------------------- -----------------
                      Mill Bridge IV, LLC                    *
                      ----------------------- -----------------
                      Jason N. Blatt                         *
                      ----------------------- -----------------
                      Nicholas Brigandi                      *
                      ----------------------- -----------------
                      Robert J. Burke                        *
                      ----------------------- -----------------
                      Terence P. Burns                       *
                      ----------------------- -----------------
                      James J. Campanella                    *
                      ----------------------- -----------------
                      Matthew C. Cebulski                    *
                      ----------------------- -----------------
                      James P. Cleaver, Jr.                  *
                      ----------------------- -----------------
                      Forrest Close, II                      *
                      ----------------------- -----------------
                      Christopher Dearborn                   *
                      ----------------------- -----------------
                      James E. DeMaira, Jr.                  *
                      ----------------------- -----------------
                      Charles P. Dolan                       *
                      ----------------------- -----------------
                      John F. X. Dolan                       *
                      ----------------------- -----------------
                      Robert B. Fagenson                     *
                      ----------------------- -----------------

      *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                  COMMISSION.


                      ----------------------- -----------------
                                              Required Capital
                              Member            Contribution
                      ----------------------- -----------------

                      ----------------------- -----------------
                      Paul D. Frankel                        *
                      ----------------------- -----------------
                      Andrew J. Grabowski                    *
                      ----------------------- -----------------
                      Robert W. Grahame                      *
                      ----------------------- -----------------
                      Stephen R. Green                       *
                      ----------------------- -----------------
                      Thomas M. Greenhill                    *
                      ----------------------- -----------------
                      Steven Grossman                        *
                      ----------------------- -----------------
                      Mark A. Innaimo                        *
                      ----------------------- -----------------
                      Philip T. Keating                      *
                      ----------------------- -----------------
                      M. Andica Kunst                        *
                      ----------------------- -----------------
                      Kevin J. Lyden                         *
                      ----------------------- -----------------
                      Mark J. Mazzella                       *
                      ----------------------- -----------------
                      Scott E. Mazzella                      *
                      ----------------------- -----------------
                      Michael J. McDonnell                   *
                      ----------------------- -----------------
                      Scott E. McMahon                       *
                      ----------------------- -----------------
                      James L. Miller                        *
                      ----------------------- -----------------
                      David A. Miranda                       *
                      ----------------------- -----------------
                      Irwin Misshula                         *
                      ----------------------- -----------------
                      John D. Monahan                        *
                      ----------------------- -----------------
                      Daniel Morrisey                        *
                      ----------------------- -----------------
                      Nicholas R. Orlando                    *
                      ----------------------- -----------------
                      Eric B. Osher                          *
                      ----------------------- -----------------
                      Thomas Perry                           *
                      ----------------------- -----------------
                      Steven M. Rubinstein                   *
                      ----------------------- -----------------
                      Edward J. Scavone                      *
                      ----------------------- -----------------
                      James J. Scavone                       *
                      ----------------------- -----------------
                      Stephen M. Scavone                     *
                      ----------------------- -----------------
                      Thomas E. Scavone                      *
                      ----------------------- -----------------
                      Thomas H. Shafer                       *
                      ----------------------- -----------------
                      Stephan J. Sherman                     *
                      ----------------------- -----------------
                      Christopher C. Smith                   *
                      ----------------------- -----------------
                      Gregg Sorrentino                       *
                      ----------------------- -----------------
                      Robert M. Spiegelberg                  *
                      ----------------------- -----------------
                      Louis J. Spina                         *
                      ----------------------- -----------------
                      Martin B. Steinthal III                *
                      ----------------------- -----------------
                      Glen R. Surnamer                       *
                      ----------------------- -----------------
                      Joseph A. Talento                      *
                      ----------------------- -----------------
                      Joseph V. Talento                      *
                      ----------------------- -----------------
                      Albert Veenstra                        *
                      ----------------------- -----------------
                      Thomas J. Verdiglione                  *
                      ----------------------- -----------------
                      Mark E. Wagner                         *
                      ----------------------- -----------------
                      Gregory R. Wertz                       *
                      ----------------------- -----------------
                      Harold Yosco                           *
                      ----------------------- -----------------
                                       TOTAL                 *
                      ----------------------- -----------------

         3. Section 5.2(a) of the Operating Agreement is hereby amended to read in its entirety as follows:

         "The Management Committee shall consist of not less than three nor more than eight members, the exact number of which shall be determined from time to time by resolution adopted by Supermajority Vote. If any member of the Management Committee ceases to be a Member or employee of the Company for any reason, such person's membership on the Management Committee shall terminate automatically, in the case of Management Committee member who is a Member of the Company, upon his Termination Date or, in the case of a Management Committee member who is an employee of the Company, upon the effective date of termination of such employee. A member of the Management Committee may resign at any time by notice to the other members of the Management Committee, and the Management Committee may remove a member of the Management Committee by notice to such member; such resignation or removal shall be effective at the time specified in the notice. The resignation or removal of a member of the Management Committee shall not, in and of itself, affect, in the case of Management Committee member who is a Member of the Company, the interest of such Member in the Company or, in the case of a Management Committee member who is an employee of the Company, his employment status with the Company. Any vacancy in the Management Committee, whether by a member of the Management Committee ceasing to be such a member or by an increase in the size of the Management Committee, shall be filled by a Supermajority."

         4. Schedule A to the Operating Agreement is hereby deleted and Schedule A annexed to this Amendment shall be substituted therefor.

         5. In all other respects the Operating Agreement is hereby ratified and confirmed in its entirety.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Members have executed this Amendment as of the date and year first written above.

MILL BRIDGE IV, LLC


By:
      ----------------------------     --------------------------------
       Name:                           JASON N. BLATT
       Title: Manager



--------------------------------       --------------------------------
NICHOLAS R. BRIGANDI                   ROBERT J. BURKE



--------------------------------       --------------------------------
TERRENCE P. BURNS                      JAMES J. CAMPANELLA



--------------------------------       --------------------------------
MATTHEW C. CEBULSKI                    JAMES P. CLEAVER, JR.



--------------------------------       --------------------------------
FORREST CLOSE, II                      CHRISTOPHER S. DEARBORN



--------------------------------       --------------------------------
JAMES E. DEMAIRA, JR.                  CHARLES P. DOLAN



--------------------------------       --------------------------------
JOHN F. X. DOLAN                       ROBERT B. FAGENSON



--------------------------------       --------------------------------
PAUL D. FRANKEL                        ANDREW J. GRABOWSKI

--------------------------------       --------------------------------
ROBERT W. GRAHAME                      STEPHEN R. GREEN



--------------------------------       --------------------------------
THOMAS M. GREENHILL                    STEVEN GROSSMAN



--------------------------------       --------------------------------
MARK A. INNAIMO                        PHILIP T. KEATING



--------------------------------       --------------------------------
M. ANDICA KUNST                        KEVIN J. LYDEN



--------------------------------       --------------------------------
MARK J. MAZZELLA                       SCOTT E. MAZZELLA



--------------------------------       --------------------------------
MICHAEL J. MCDONNELL                   SCOTT E. MCMAHON



--------------------------------       --------------------------------
JAMES L. MILLER                        DAVID A. MIRANDA


--------------------------------       --------------------------------
IRWIN MISSHULA                         JOHN D. MONAHAN


--------------------------------       --------------------------------
DANIEL P. MORRISEY                     NICHOLAS S. ORLANDO

--------------------------------       --------------------------------
ERIC B. OSCHER                         THOMAS PERRY



--------------------------------       --------------------------------
STEVEN M. RUBINSTEIN                   EDWARD J. SCAVONE


--------------------------------       --------------------------------
JAMES J. SCAVONE                       STEPHEN M. SCAVONE



--------------------------------       --------------------------------
THOMAS E. SCAVONE                      THOMAS H. SHAFER


--------------------------------       --------------------------------
STEPHEN J. SHERMAN                     CHRISTOPHER C. SMITH



--------------------------------       --------------------------------
GREGG F. SORRENTINO                    ROBERT M. SPIEGELBERG



--------------------------------       --------------------------------
LOUIS J. SPINA                         MARTIN B. STEINTHAL, III


--------------------------------       --------------------------------
GLEN R. SURNAMER                       JOSEPH A. TALENTO

--------------------------------       --------------------------------
JOSEPH V. TALENTO                      ALBERT VEENSTRA

--------------------------------       --------------------------------
THOMAS J. VERDIGLIONE                  MARK E. WAGNER

--------------------------------       --------------------------------
GREGORY R. WERTZ                       HAROLD YOSCO

     *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                  COMMISSION.


                                   Schedule A
                                   ----------

                                       to

                    AMENDED AND RESTATED OPERATING AGREEMENT

                                       of

                       VAN DER MOOLEN SPECIALISTS USA, LLC
                       -----------------------------------

                            Dated: December 30, 2004

---------------------------------------------------------------------------------------------------
                                                MEMBERS
---------------------------------------------------------------------------------------------------
                                                               Stated             Profit and Loss
              Name                               Address     Capital ($)           Percentage (%)
              ----                               -------     -----------           --------------

Mill Bridge IV, LLC               45 Broadway, 29th Fl.                   *            75.0000
                                  New York, NY 10006
--------------------------------- ----------------------- ------------------ ----------------------
Jason N. Blatt                    *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Nicholas Brigandi                 *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Robert J. Burke                   *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Terence P. Burns                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
James J. Campanella               *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Matthew C. Cebulski               *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
James P. Cleaver, Jr.             *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Forrest Close, II                 *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Christopher S. Dearborn           *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
James E. DeMaira, Jr.             *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Charles P. Dolan                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
John F. X. Dolan                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Robert B. Fagenson                *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------


--------------------------------- ----------------------- ------------------ ----------------------
Paul D. Frankel                   *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Andrew J. Grabowski               *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Robert W. Grahame                 *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Stephen R. Green                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Thomas M. Greenhill               *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Steven Grossman                   *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Mark A. Innaimo                   *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Philip T. Keating                 *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
M. Andica Kunst                   *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Kevin J. Lyden                    *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Mark J. Mazzella                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Scott E. Mazzella                 *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Michael J. McDonnell              *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Scott E. McMahon                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
James L. Miller                   *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
David A. Miranda                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Irwin Misshula                    *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
John D. Monahan                   *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Daniel Morrisey                   *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Nicholas R. Orlando               *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Eric B. Osher                     *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Thomas Perry                      *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Steven M. Rubinstein              *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Edward J. Scavone                 *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
James J. Scavone                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Stephen M. Scavone                *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Thomas E. Scavone                 *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Thomas H. Shafer                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Stephan J. Sherman                *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Christopher C. Smith              *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Gregg Sorrentino                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Robert M. Spiegelberg             *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Louis J. Spina                    *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Martin B. Steinthal III           *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Glen R. Surnamer                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Joseph A. Talento                 *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Joseph V. Talento                 *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Albert Veenstra                   *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Thomas J. Verdiglione             *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Mark E. Wagner                    *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Gregory R. Wertz                  *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
Harold Yosco                      *                                       *                  *
--------------------------------- ----------------------- ------------------ ----------------------
                                         Float Percentage                 *                  *
--------------------------------- ----------------------- ------------------ ----------------------
                                                    TOTAL                 *           100,000%
--------------------------------- ----------------------- ------------------ ----------------------

                                       ii